Exhibit 10.11

                        ALLIANCE NATIONAL INCORPORATED

                            1996 STOCK OPTION PLAN

                         ALLIANCE NATIONAL INCORPORATED

                             1996 STOCK OPTION PLAN

                                    ARTICLE 1

                           ESTABLISHMENT AND PURPOSES

      1.1 Establishment and Effective Date. Alliance National Incorporated, a Nevada corporation (the "Corporation"), hereby establishes a stock option plan to be known as the "Alliance National Incorporated 1996 Stock Option Plan" (the "Plan"). The Plan shall become effective as of November 15, 1996, subject to the approval of the stockholders of the Corporation (which is to be obtained within twelve (12) months from the effective date of the Plan). Upon approval of the Plan by the Board of Directors of the Corporation (the "Board"), awards may be made directly by the Board or under its supervision, through the agency of its Compensation Committee (the "Committee"), as provided herein. In the event that such stockholder approval is not obtained, any awards made hereunder shall be canceled and all rights of employees, directors and consultants with respect to such awards shall thereupon automatically cease.

      1.2 Purposes. The purposes of the Plan are (i) to encourage and enable key employees, directors and consultants (subject to such requirements as may be prescribed by either the Board or the Committee) of the Corporation, its subsidiaries and its affiliates to acquire a proprietary interest in the growth and performance of the Corporation, (ii) to generate an increased incentive for key employees, directors and consultants to contribute to the Corporation's future success and prosperity (as well as the success and prosperity of its subsidiaries and affiliates), thus enhancing the value of the Corporation for the benefit of its stockholders, and (iii) to enhance the ability of the Corporation, its subsidiaries and its affiliates to attract and retain key employees, directors and consultants who are essential to the progress, growth and profitability of the Corporation, its subsidiaries and its affiliates, in each case through the ownership of the Corporation's $.01 per share par value common stock ("Common Stock"), and certain other rights relating to the Common Stock.

                                    ARTICLE 2

                                     AWARDS

      2.1 Form of Awards. Awards under the Plan shall take the form of options to acquire Common Stock, which options are not intended to be classified as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

      2.2 Maximum Shares Available; Maximum Annual Awards. The maximum aggregate number of shares of Common Stock available for award under the Plan (pursuant to the granting of Options), shall be 1,470,000, subject to adjustment pursuant to
Article 8 hereof. Shares
of Common Stock issued under the Plan (pursuant to the granting of Options) may be either authorized but unissued shares or issued shares reacquired by the Corporation. In the event that prior to the end of the period during which Options may be granted under the Plan, any Option under the Plan expires unexercised or is terminated, surrendered or canceled without being exercised in whole or in part for any reason, then such unexercised shares shall be available for subsequent awards under the Plan upon such terms and conditions as the Committee may determine.

      2.3 Return of Prior Awards. As a condition to any subsequent award, either the Board or the Committee shall have the right, in its sole discretion, to require employees to return to the Corporation awards previously granted under the Plan. Subject to the provisions of the Plan, such new award shall be upon such terms and conditions as are specified by the Board or the Committee, as the case may be, at the time the new award is granted.

                                    ARTICLE 3

                                 ADMINISTRATION

      3.1 Board; Committee. Awards shall be determined, and the Plan shall be administered under the supervision of, the Board, which may exercise its powers directly or, to the extent herein provided, through the Committee. The Committee may be appointed from time to time by the Board, and shall consist solely of two or more persons, each of whom shall qualify as (i) a "Non-Employee Director", as that term is defined in subparagraph (b)(3)(i) of Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and (ii) an "outside director", within the meaning of Section 162(m) of the Code and the Treasury Regulations promulgated thereunder.

      3.2 Powers of the Board and the Committee. Subject to the express provisions of the Plan, the Board and the Committee shall have the power and authority (i) to grant Options and to determine the purchase price of the shares of Common Stock covered by each Option, the term of each Option, the number of shares of Common Stock to be covered by each Option (the "Option Shares"), the time or times at which each Option shall become exercisable and the duration of the exercise period applicable to each Option; (ii) to determine the employees, directors and consultants to whom, and the time or times at which, Options shall be granted or made and; and (iii) to take all other actions contemplated to be taken by the Board or the Committee, as the case may be, under the Plan, including, but not limited to, authorizing any written agreement relating to any award made hereunder, as well as any amendment thereto.

      3.3 Delegation. The Board and the Committee each may delegate to one or more of its respective members or to any other person or persons such ministerial duties as it may deem advisable; provided, however, that neither the Board nor the Committee may delegate any of its responsibilities hereunder to any person who is not both a "Non-Employee Director", as that term is defined in subparagraph (b)(3)(i) of Rule 16b-3, and an "outside director", within the meaning of Section 162(m) of the Code. The Board and the Committee may also employ attorneys, consultants, accountants or other professional advisors and shall be entitled to rely upon the advice, opinions or valuations of any such advisors.

      3.4 Interpretations. The Board and the Committee shall each have discretionary authority to interpret the terms of the Plan, to adopt and revise rules, regulations and policies to administer the Plan and to make any other factual determinations which it believes to be necessary or advisable for the administration of the Plan. All actions taken and interpretations and determinations made by the Board or the Committee in good faith shall be final and binding upon the Corporation, all employees, directors and consultants who have received awards under the Plan and all other interested persons.

      3.5 Liability; Indemnification. No member of the Board or the Committee, nor any person to whom ministerial duties have been delegated, shall be personally liable for any action, interpretation or determination made with respect to the Plan or awards made thereunder, and each member of the Committee shall be fully indemnified and protected by the Corporation with respect to any liability he or she may incur with respect to any such action, interpretation or determination, to the extent permitted by applicable law and to the extent provided in the Corporation's articles of incorporation and by-laws, as amended from time to time, or under any agreement between any such member and the Corporation.

                                    ARTICLE 4

                                   ELIGIBILITY

      Awards may be made to all employees, directors and consultants of the Corporation or any of its subsidiaries or affiliates (subject to such requirements as may be prescribed by the Board or the Committee). In determining the employees, directors and consultants to whom awards shall be granted and the number of shares of Common Stock to be covered by each award, the Board or the Committee, as the case may be, shall take into account the nature of the services rendered by such employees, directors and consultants, their present and potential contributions to the success of the Corporation, its subsidiaries and its affiliates and such other factors as the Board or the Committee, as the case may be, in its sole discretion shall deem relevant.

                                    ARTICLE 5

                                  STOCK OPTIONS

      5.1 Grant of Options. Options may be granted under the Plan for the purchase of shares of Common Stock. Options shall be granted in such form and upon such terms and conditions, as the Board or the Committee, as the case may be, shall from time to time determine.

      5.2 Exercise Price. The purchase price per share of Common Stock under each Option (the "Exercise Price") shall be determined by the Board or the Committee, as the case may be, but in no case shall such Exercise Price be less than $2.00 per share of Common Stock (subject to adjustment as provided in Article 8).

      5.3 Exercise and Payment.

            (a) Options which are vested in accordance with Section 5.4 hereof may be exercised in whole or in part. To exercise vested Options, in whole or in part, the optionee shall deliver to the Corporation, at its principal executive offices in New York City (or such other office of the Corporation in the United States as the Corporation may designate by notice in writing to the optionee),
(a) cash or a certified or official bank check, payable to the order of the Corporation, in an amount equal to the then aggregate Exercise Price of the Option shares being purchased, and (b) such documents or certificates as any Option agreement between the Corporation and the optionee shall require which shall specify the number of Options being exercised by the optionee. Notwithstanding any provisions herein to the contrary, if the Market Price (as hereinafter defined) of one share of Common Stock is greater than the Exercise Price for one share of Common Stock (at the date of calculation), in lieu of exercising an Option for cash, the optionee may elect to receive shares of Common Stock equal to the value (as determined below) of the Option Shares for which Options are then vested (or the portion thereof being exercised), in which event the Corporation shall issue to the optionee that number of shares of Common Stock computed using the following formula:

                               OS = OCS x (MP-EP)
                                    -------------
                                         MP
Where:

      OS  =   equals the number of Option Shares to be issued to the optionee;

      OCS = equals the number of shares of Common Stock then vested and purchasable under the Option or, if only a portion of the Option is being exercised, the portion of the Option being so exercised (at the date of such calculation);

      MP = equals the Market Price of one share of Common Stock (at the date of such calculation);

      EP = equals the per share Exercise Price (as adjusted to the date of such calculation) of the Option.

Should the foregoing formula result in the issuance of a fractional share of Common Stock, the Corporation may elect, in its discretion, either to issue such fractional share, or to pay the Optionee the cash value (based upon its then Market Price) of such fractional share. Upon the Corporation's receipt of the required documents or certificates under any Option agreement with the optionee, the optionee shall be deemed to be the holder of record of the Option Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Corporation shall then be closed or that certificates representing such Option Shares shall not then be actually delivered to the optionee, and the Corporation shall, as promptly as practicable, and in any event within five (5) business days thereafter, execute or cause to be executed and delivered to the optionee, or as the optionee may direct, a certificate or certificates representing the aggregate number of shares of Common Stock for which Options are exercised. Each stock certificate so delivered shall be in such denomination as may be requested by the optionee. If Options shall have been exercised only in part, the Corporation shall, at the time of delivery of said stock certificate or certificates, deliver to the optionee an amended or revised Option Agreement evidencing the portion of Option which remains exercisable. The Corporation shall pay all expenses, stock transfer taxes, if any, and other charges payable in connection with the preparation, execution and delivery of stock certificates pursuant to this Section 5.3, except that, in case such stock certificates shall be registered in a name or names other than the name of the optionee, funds sufficient to pay all stock transfer taxes which shall be payable upon the execution and delivery of such stock certificate or certificates shall be paid by the optionee to the Corporation at the time.

            (b) "Market Price" shall mean, at the date of determination for any security (including, without limitation, the Common Stock), the average of the closing prices of such security's sales on all securities exchanges on which such security may at the time be listed, or, if there has been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which Market Price is being determined and the 20 consecutive business days prior to such day. If at any time such security is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the Market Price shall be the fair value thereof determined by the board of directors of the Company, in its good faith discretion.

      5.4 Vesting. Options granted to employees, directors or consultants of the Corporation, its subsidiaries or its affiliates shall vest, and shall become exercisable for the first time, in accordance with the following:

            (a) Except as provided in Section 5.4(b), below, Options will vest to the extent of ten (10%) percent thereof on the first anniversary of their date of grant, and an additional ten (10%) percent thereof on each subsequent anniversary of the date of grant, so that Options shall vest ratably over a ten-year period commencing with the date of grant.

            (b) Notwithstanding the provisions of Section 5.4(a), above, in the event of the occurrence of an "Acceleration Event" (as defined in subsection 5.4(c), below), the unvested portion of Options will vest on the faster of the following two schedules: (i) ratably on the date of the Acceleration Event and on each anniversary date of the Acceleration Event, with the last ratable installment vesting on November 15, 2001; or (ii) such that not less than one-third (1/3) of the total Options shall be vested upon the occurrence of the Acceleration Event, one-third (1/3) shall be vested on the first anniversary date thereof, and the balance shall be vested on the second anniversary thereof.

            (c) For purposes of this Plan, an "Acceleration Event" shall mean a Qualified Offering (as defined in, and as interpreted from time to time under, the Corporation's Second Amended and Restated Stockholder's Agreement dated as of February 15, 1997) of the Corporation's

Common Stock at a price per share which produces, for the purchasers of the Corporation's Series A Convertible Preferred Stock, par value $.01 per share ("Preferred Stock") between November 15, 1996 through January 14, 1997, an internal rate of return on their investment of at least 25% per annum, calculated by assuming that all such purchases of Preferred Stock had been made on January 1, 1997.

            (d) Options granted to any non-management director of the Corporation shall become 100% vested at such time as such director ceases to be a director of the Corporation, except if such director is removed from the Board with cause.

            (e) Options granted under this Plan shall become 100% vested upon any Sale of the Company. "Sale of the Company" shall mean (i) consummation of a merger or consolidation of the Corporation with or into another person that is not a parent or subsidiary of the Corporation as a result of which those persons who were stockholders of the Corporation immediately prior to such transaction own, in the aggregate, less than a majority of the outstanding voting capital stock of the surviving or resulting corporation, (ii) the consummation of the sale or other disposition of a majority of the outstanding shares of voting capital stock of the Corporation to a person that is not a parent or subsidiary of the Corporation, or (iii) the consummation of the sale or other disposition of all or substantially all of the Corporation's assets to a person that is not a parent or subsidiary of the Corporation.

      5.5 Rights as a Stockholder. Subject to Section 1.1, an optionee shall have no rights as a stockholder with respect to any shares issuable or transferable upon exercise thereof until the date a stock certificate representing such shares is issued to such optionee. Except as otherwise expressly provided in the Plan or by the Board or the Committee, no adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such stock certificate is issued.

                                    ARTICLE 6

                     LEGENDS; NONTRANSFERABILITY OF OPTIONS

      6.1 Legends. All certificates evidencing shares of Common Stock acquired pursuant to the exercise of an Option granted hereunder shall bear the following legend (and any additional legend required by any securities exchange upon which shares of Common Stock may, at the time of such exercise, be listed) on the face thereof:

      "These securities have not been registered under the Securities Act of 1933, as amended, or under any state securities laws and may be offered, sold or transferred only if registered pursuant to the provisions of such laws, or if in the opinion of counsel satisfactory to the Corporation, an exemption from such registration is available."

      6.2 Nontransferability of Options. No Option may be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise), except as provided by will or the applicable laws of descent and distribution, and no Option shall be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Option not specifically permitted herein shall be null and void and without effect. An Option may be exercised only by the optionee during his or her lifetime, or following his or her death pursuant to Section 7.3 hereof.

                                    ARTICLE 7

                      EFFECT OF TERMINATION OF EMPLOYMENT,
                        DISABILITY, RETIREMENT, OR DEATH

      7.1 General Rule. Except as otherwise expressly provided in the written agreement relating to any Option or as otherwise expressly determined by the Board or the Committee, as the case may be, in its sole discretion, in the event that an optionee ceases to be an employee, director or consultant of the Corporation, its subsidiaries or affiliates (a "Terminated Person") for any reason (including, but not limited to death or retirement) any Options which were held by such Terminated Person on the date on which he or she ceased to be an employee, director or consultant (the "Termination Date") and which were vested and exercisable on such date shall continue to be exercisable in accordance with their terms, but all Options not vested and exercisable on the Terminated Person's Termination Date shall immediately terminate and be forfeited. Any vested and exercisable Options which were held by such Terminated Person at the date of death and which were otherwise exercisable on such date shall be exercisable by the beneficiary designated by the Terminated Person for such purpose (the "Designated Beneficiary") or if no Designated Beneficiary shall be appointed or if the Designated Beneficiary shall predecease the Terminated Person, by the Terminated Person's personal representatives, heirs or legatees.

      7.2 Termination of Unvested Options. All Options which were not vested and exercisable by a Terminated Person as of the Termination Date of such Terminated Person shall terminate as of such date, except as expressly provided in the written agreement relating to the Options or as otherwise expressly determined by the Board or the Committee, as the case may be, in its sole discretion. Options shall not be affected by any change of employment so long as the recipient continues to be employed by either the Corporation or a subsidiary or affiliate.

                                    ARTICLE 8

                    ADJUSTMENT UPON CHANGES IN CAPITALIZATION

      8.1 Subdivision or Combination of Common Stock. In case the Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Exercise Price of all Options granted under this Plan in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

      8.2 Reorganization or Reclassification. If any capital reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each recipient of Options shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the Option Shares immediately theretofore receivable upon the exercise of this Option, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of Option Shares immediately theretofore receivable upon exercise of this Option had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of the Optionee to the end that the provisions hereof (including without limitation provisions for adjustments of the applicable Exercise Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of Options granted hereunder.

      8.3 Reservation of Rights. Except as provided in this Section 8, no holder of Options shall have any rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class, and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Option Shares subject to any Option or the Exercise Price of the Option. The grant of Options shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

                                    ARTICLE 9

                         TERM; AMENDMENT AND TERMINATION

      No Option shall be granted under the Plan after the earlier of (i) ten
(10) years from the effective date of the Plan, or (ii) the termination of the Plan pursuant to this Article 9. However, unless otherwise expressly provided in the Plan or in an applicable written agreement required pursuant to Article 10, any Option theretofore granted may extend beyond such date, and any authority of the Board or the Committee to amend, alter, suspend, discontinue or terminate any such Option, or to waive any conditions or rights under any such Option and the authority of the Board to amend the Plan, shall extend beyond such date. The Board may suspend, terminate, modify or amend the Plan, provided that any amendment that would (i) materially increase the aggregate number of shares which may be issued under the Plan, (ii) materially increase the benefits accruing to employees under the Plan, or (iii) materially modify the requirements as to eligibility for participation in the Plan, shall be subject to the approval of the Corporation's stockholders, except that any such increase or modification that may result from adjustments authorized by Article 8 hereof shall not require such stockholder approval. If the Plan is terminated, the terms of the Plan shall, notwithstanding such termination, continue to apply to awards granted prior to such termination. No suspension, termination, modification or amendment of the Plan may, without the consent of the employee or consultant to whom an award shall theretofore have been granted, adversely affect the rights of such employee or consultant under such award.

                                   ARTICLE 10

                                WRITTEN AGREEMENT

      Each award of Options shall be evidenced by a written agreement containing such restrictions, terms and conditions, if any, as the Board or the Committee, as the case may be, may require. In the event of any conflict between a written agreement and the Plan, the terms of the Plan shall govern.

                                   ARTICLE 11

                            MISCELLANEOUS PROVISIONS

      11.1 Tax Withholding. The Corporation shall have the right to require employees and directors or their beneficiaries or legal representatives to remit to the Corporation an amount sufficient to satisfy Federal, state and local withholding tax requirements, or to deduct from all payments under the Plan amounts sufficient to satisfy all withholding tax requirements. Whenever payments under the Plan are to be made to an employee or a director in cash, such payments shall be net of any amounts sufficient to satisfy all Federal, state and local withholding tax requirements. The Committee may, in its sole discretion, permit an employee to satisfy his or her tax withholding obligations either by (i) surrendering of Common Stock owned by the employee or (ii) having the Corporation withhold from shares of Common Stock, or other compensation, otherwise deliverable or payable to the employee. Shares of Common Stock surrendered or withheld shall be valued at their Market Price as of the date on which income is required to be recognized for income tax purposes.

      11.2 Securities Laws. Each Option granted under the Plan shall be subject to the requirement that, if at any time the Board shall determine, in its sole discretion, that the listing, registration or qualification of the shares of Common Stock issuable or transferable upon exercise thereof upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue, transfer, or purchase of the shares of Common Stock thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board. The Board or the Committee, as the case may be, may, in connection with the granting of any Option, require the individual to whom the Option is to be granted to enter into an agreement with the Corporation stating that as a condition precedent to each exercise of the Option, in whole or in part, such individual shall if then required by the Corporation, represent to the Corporation in writing that such exercise is for investment only and not with a view to distribution, and also setting forth such other terms and conditions as the Board or the Committee may prescribe.

      11.3 Compliance with Section 16(b). In the case of employees who are or may be subject to Section 16 of the 1934 Act, it is the intent of the Corporation that the Plan and any award granted hereunder satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3 so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the 1934 Act and will not be subjected to liability thereunder. If any provision of the Plan or any award would otherwise conflict with the intent expressed herein, that provision, to the extent possible, shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, such provision shall be deemed void as applicable to employees, directors or consultants who are or may be subject to Section 16 of the 1934 Act.

      11.4 Successors. The obligations of the Corporation under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Corporation, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Corporation. In the event of any of the foregoing, the Board or the Committee, as the case may be, may, in its discretion prior to the consummation of the transaction and subject to Article 9 hereof, cancel, offer to purchase, exchange, adjust or modify any outstanding awards, at such time and in such manner as the Board or the Committee, as the case may be, deems appropriate and in accordance with applicable law.

      11.5 General Creditor Status. Employees, directors and consultants shall have no right, title, or interest whatsoever in or to any investments which the Corporation may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Corporation and any employee, consultant, beneficiary or legal representative of such employee or consultant. To the extent that any person acquires a right to receive payments from the Corporation under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Corporation. All payments to be made hereunder shall be paid from the general funds of the Corporation and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.

      11.6 No Right to Employment. Nothing in the Plan or in any written agreement entered into pursuant to Article 10 hereof, nor the grant of any Option, shall confer upon any employee any right to continue in the employ of the Corporation or a subsidiary or affiliate or to be entitled to any remuneration or benefits not set forth in the Plan or such written agreement or interfere with or limit the right of the Corporation or a subsidiary or affiliate to modify the terms of or terminate such employee's employment at any time. The preceding sentence shall be equally applicable with respect to consultants of the Corporation or a subsidiary or affiliate.

      11.7 Notices. Notices required or permitted to be given under the Plan shall be sufficiently given if in writing and personally delivered to the employee or consultant or sent by regular mail addressed (a) to the employee or consultant at the employee's or consultant's address as set forth in the books and records of the Corporation or its subsidiaries or affiliates, or (b) to the Corporation or the Committee at the principal office of the Corporation clearly marked "Attention: Compensation Committee."

      11.8 Severability. In the event that any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

      11.9 Governing Law. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the law of the State of Nevada.

                               FIRST AMENDMENT TO

                         ALLIANCE NATIONAL INCORPORATED

                             1996 STOCK OPTION PLAN

            The ALLIANCE National Incorporated 1996 Stock Option Plan (the "Plan"), established and effective as of November 15, 1996, pursuant to resolutions of the Board of Directors of ALLIANCE National Incorporated adopted by Action by Written Consent dated as of October 9, 1998, is hereby amended as follows:

            1. Section 2.2 of the Plan is amended to read as follows:

                  "2.2 Maximum Shares Available; Maximum Annual Awards. The
            maximum aggregate number of shares of Common Stock available for award under the Plan (pursuant to the granting of Options), shall be 1,445,750, subject to adjustment pursuant to Article 8 hereof. Shares of Common Stock issued under the Plan (pursuant to the granting of Options) may be either authorized but unissued shares or issued shares reacquired by the Corporation. In the event that any Option which has been granted under the Plan expires unexercised or is terminated, surrendered or canceled without being exercised in whole or in part for any reason, then such unexercised shares shall not be available for subsequent awards under the Plan."

            2. Section 5.4(c) of the Plan is hereby amended by inserting, after the words "the Corporation's Second Amended and Restated Stockholder's Agreement dated as of February 15, 1997," which appear in the second and third lines thereof, the words ", as such agreement was in effect on February 15, 1997".

            3. Except as set forth in this Amendment, the Plan remains in effect without modification.

            IN WITNESS WHEREOF, this Amendment has been executed as of October 9, 1998, by the Corporation's duly authorized officer.

                                       ALLIANCE National Incorporated


                                       By: /s/ David W. Beale
                                          --------------------------------------
                                          Name:  David W. Beale
                                          Title: President